Exhibit 99.3

Midstream Projects Overview October 2016

2 Legal Disclaimers Forward-Looking Statements This presentation contains, and the officers and representatives of the Partnership and its general partner may from time to time make, “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to a number of risks and uncertainties, many of which are beyond our control. These statements may include discussions about our: business strategy; acquisition strategy; financing strategy; ability to make, maintain and grow distributions; the ability of our customers to meet their drilling and development plans on a timely basis or at all and perform under gathering and processing agreements; future operating results; future capital expenditures; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “future opportunity,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward looking statements due to important factors listed in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to (and expressly disclaim any obligation to) publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Midstream Overview Build Out

Catarina Volumes Underpin Both Current Midstream Assets and Growth Opportunities



1
Western Catarina Midstream
• >200 MMcf/d - Gas Capacity
• 142 MMcf/d - Gas MVC
• Q2 2016 >35% above NG MVC
• 100% Owned by SPP
2
Carnero Gathering Line
• Transports Dedicated Catarina Wet Gas to Raptor Facility
• 50/50 Investment with Targa
• Projected 50 MMcf/d increase in 4/2021
Wet Gas
3
Raptor Gas Processing Facility
• Processes Dedicated Catarina Wet Gas into Liquids and Dry Gas
• Pending: 50/50 Investment with Targa
Liquids
7
VelociFrac Fractionator
• Further separates Catarina Liquids (Ethane and Propane)
• Proposed: 100% SPP Developed
Ethane
8
VelociFrac Ethane Line
• Carries Catarina Ethane from Veloci Fractionator to Corpus Christi, TX
• Proposed: 100% SPP Developed
Dry Gas
4
Raptor Seco Pipeline Phase 1
• Transports Catarina Dry Gas from Raptor to multiple markets
• Proposed: 100% SPP Developed
6
Raptor Seco Pipeline Phase 2
• Further transport of Catarina Dry Gas volumes adding markets
• Proposed: 100% SPP Developed
5
Costa Azul Terminal
• Marine Crude Terminal in Point Comfort, TX
• SN Marquis field dedication
• Potential: 50/50 Investment with 3rd Party
Catarina
Dedicated Acreage
CPF A
North Appraisal
CPF D
South Appraisal
Wet Gas
0 2.5 5 10 15 20 Miles

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© 2016 Sanchez Production Partners LP

4 Existing Midstream Assets Gathering and processing assets constructed by Shell as part of the original infrastructure of the Catarina Field (“Catarina”) 35,000 net dedicated acres 150 miles of gathering lines (ranging in diameter from 4” to 12”) 4 main processing and gathering facilities with numerous oil and natural gas interconnections Condensate capacity of 40,000 Bbl/d Natural gas capacity of 200 MMcf/d Pipeline capacity can be easily expanded through small compression projects at nominal cost 15-year gathering and processing agreement with SN 5-year minimum volume commitment (currently at 138% of MVC) Equalized rates across all Catarina acreage 50% interest acquired from SN in July 2016 50% owned and operated by Targa Resources Corp. (NYSE: TRGP) (“Targa”) Development of a 45 mile natural gas pipeline for long-term transportation from the Catarina Field to the Raptor processing plant (expected plant completion - Spring 2017) Gathering line currently in service Capacity of 200 MMcf/d; readily expandable to 260 MMcf/d without compression 15-year gathering agreement with SN provides stable, fee-based cash flows and Catarina acreage dedication 5-year minimum commitment of 125 MMcf/d SN average production greater than 180 MMcf/d in 2016 from the dedicated acreage Western Catarina Midstream Carnero Gathering Line 1 2

Current Midstream Expansion

3 Raptor Gas Processing Facility



Raptor Gas Processing Facility
Carnero Gathering Line
Catarina

- Acquisition of SN's 50% interest in the Raptor Gas Processing Facility ("Raptor")
  - Strategic asset that allows SPP to capture more of the value chain in Catarina
  - Carnero Gathering Line will deliver all of the Catarina volumes to Raptor
  - Further upside from 3rd party volumes
- Potential to expand plant to 260 MMcf/d to accommodate anticipated contracted 3rd party volumes
- Other 50% owner (Targa) currently building plant – Estimated completion April 2017
- Stable, fee-based cash flow with 5-year MVC
- Total estimated SPP investment: ~$80 million

4 Raptor Seco Pipeline Phase 1



Raptor Gas Processing Facility
Carnero Gathering Line
Catarina
Raptor Seco Pipeline

- Pipeline off the tail of the Raptor gas processing facility that will transport processed dry gas to additional markets
  - Assuming only SN contracted volumes, the project provides low risk with stable cash flows
  - Additional upside from potential product arbitrage and/or basis opportunities
  - Further upside from 3rd party volumes
- Estimated completion April 2017
- Total estimated investment: ~$35 million

5 Costa Azul Terminal



Marquis
Palmetto
Cotulla
Costa Azul Terminal
Catarina
Eagle Ford

- JV for a marine crude storage terminal located in Point Comfort, TX ("Costa Azul Terminal")
  - Results in realization of higher netbacks for crude oil produced from SN's Marquis asset
  - Stable cash flows generated from terminaling fee on 3rd party volumes
- Estimated completion April 2017
- Total estimated SPP investment: ~$15 million

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© 2016 Sanchez Production Partners LP

Future Midstream Development Opportunities

6 Raptor Seco Pipeline Phase 2



Raptor Gas Processing Facility
Carnero Gathering Line
Catarina
Raptor Seco Pipeline

- ~50 mile expansion of Phase 1 of the Raptor Seco Pipeline
  - Allows SN to capture additional delivery points in the market and potentially realize greater product arbitrage and/or basis opportunities
  - Assuming only SN contracted volumes, results in low risk project with stable cash flows
  - Further upside potential from 3rd party volumes
- Total estimated investment: $45 million

7 VelociFrac Fractionator



Raptor Gas Processing Facility
Veloci Fractionator
Carnero Gathering Line
Catarina
Raptor Seco Pipeline

- Two tower fractionator to remove and sell ethane from gas processed at Raptor
  - Allows SPP to build a 77 mile ethane pipeline for direct sales to Corpus Christi market
  - Results in long-term tolling fee predicated on low-risk volumes due to existing agreements
  - Further upside potential from 3rd party volumes
- Total estimated investment: ~$50 million

8 VelociFrac Ethane Pipeline



Raptor Gas Processing Facility
Veloci Fractionator
Carnero Gathering Line
Catarina
Veloci Frac Ethane Line
Raptor Seco Pipeline

- 77 mile ethane pipeline for direct sales to Corpus Christi market from VelociFrac Fractionator
  - Reduces cost for SN and results in a high rate of return project for SPP with a low risk, stable, tolling fee from associated ethane volumes
  - Further upside potential from 3rd party volumes
- Total estimated investment: ~$60 million

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Appendix A Additional Project Details

8 Identified Acquisition: Raptor Gas Processing Facility Acquisition of SN’s ~50% equity interest in the LLC which owns the Raptor Gas Processing Facility Strategic asset allows SPP to capture more of the midstream value chain associated with Catarina production volumes through ownership of additional product offtake and processing assets SN entered into JV with Targa to build the cryogenic gas processing plant in October 2015 – Estimated completion April 2017 SN has signed a 15-year processing agreement committing to a minimum of 125 MMcfd for five years and dedication of all Catarina acreage for the term of the agreement Potential to expand plant to 260 MMcf/d to accommodate either future SN volumes or 3rd party volumes from nearby producers Total estimated SPP investment of $80 million Project provides a low-risk stable cash flow due to processing agreements and acreage dedication from Catarina Project Summary & Context Strategic Geographic Positioning

9 Identified Capital Projects: Raptor Seco Pipeline Phase 1 & 2 Phase 1 pipeline would transport processed dry gas to provide SN access to multiple markets Phase 2 pipeline could ultimately deliver processed dry gas to the Nueva Era pipeline system, creating potential for premium or differentiated pricing Phase 1: Total estimated SPP investment of $35 million Phase 2: Total estimated SPP investment of $45 million Project Summary & Context Resulting Advantages With only SN forecasted volumes, projects provide low-risk stable cash flows for SPP Future opportunity to build out Phase 2 could allow SN to capture additional markets and delivery points Both projects provides SN potential arbitrage and/or basis opportunities Strategic Geographic Positioning

10 Identified Acquisition: Costa Azul Terminal Project provides a low-risk stable cash flow for SPP through terminaling fees of both minimum volume commitments and walk-up 3rd party volumes Provides producers the opportunity to capitalize on potential hydrocarbon blending through charging a fee to provide increased uplift in pricing Results in realization of higher netbacks for crude oil produced from SN’s Marquis asset JV with partner for a marine crude storage terminal located in Point Comfort, TX (“Costa Azul” Port) Estimated completion in April 2017 Total estimated SPP investment of $15 million Project Summary & Context Resulting Advantages Strategic Geographic Positioning

Future Opportunity: VelociFrac Fractionator

Project Summary & Context

- Two tower fractionator to remove propane and ethane from Raptor NGLs
- Fractionator would allow SPP to capture fee revenue in lieu of SN contracting NGLs through 3rd party transportation arrangements to Mt. Belvieu
- Total estimated SPP investment of $50 million

Strategic Geographic Positioning



Mt. Belvieu
DCP Y-Grade Line
C2/C4+
C3
Raptor
Gas Plant / Potential
VelociFrac
Fractionator
C3 sold to Pemex
by Truck

Resulting Advantages

- Long-term tolling fee predicated on low-risk volumes
- Additional synergies with associated ethane line upon completion of fractionator
- Potential upside from 3rd party volumes through Raptor



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Future Opportunity: VelociFrac Ethane Pipeline

Project Summary & Context

- 77 mile ethane pipeline to deliver product directly from the VelociFrac fractionator into the Corpus Christi market
- Pipeline would reduce costs to SN and provide a low-risk stable cash flow for SPP through a volume based tolling fee
- Total estimated SPP investment of $60 million

Strategic Geographic Positioning


Raptor
Gas Plant / Potential
VelociFrac
Fractionator
Mt. Belvieu
DCP Y-Grade Line
C4+
C2
C2 sold to Corpus Market

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Appendix B Existing Asset Overview

Western Catarina Midstream Asset

Asset Overview

- Gathering and processing assets originally constructed by Royal Dutch Shell as part of the infrastructure for the development of the Catarina Field
  - Development and construction of the assets were promulgated under rights embedded in the lease agreement
  - Pipeline capacity can be easily expanded through small compression projects at nominal costs (~$1 MM/year in growth capital planned)
- 15 Year gathering and processing agreement with SN
  - 5 Year minimum volume commitment
  - Equalized rates across all Catarina acreage

Western Catarina Dedicated Acreage


CPF A
North Appraisal
Dedicated Acreage
CPF D
South Appraisal
Catarina
Pad Locations
Pipeline
Facilities

Asset Details

Dedicated Acreage	~ 35,000 acres [1]
Pipeline Assets	~ 150 miles of gathering lines (ranging in diameter from 4" to 12")
Facilities	Four main gathering and processing facilities, which include: • Eight stabilizers (5,000 Bbl/d) • ~ 25,000 Bbl storage capacity • NGL pressurized storage • ~ 18,000hp compression • ~ 300 MMcf/d dehydration capacity
Interconnections	Crude oil: • Plains All American Pipeline header system delivered to Gardendale Terminal • Connectivity to all four takeaway pipelines to Corpus Christi Natural gas: • Southcross Energy • Kinder Morgan • Energy Transfer • Enterprise Products • Targa Resources Interconnections located at each of the four main processing facilities
Capacity	Condensate: 40,000 Bbl/d Natural Gas: 200 MMcf/d

[1] Covers ~ 85,000 net effective development acres

© 2016 Sanchez Production Partners LP

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15 Carnero Gathering Asset Overview 50% interest acquired from SN in July 2016 50% owned and operated by Targa Developed to own and operate a 45 mile natural gas pipeline for long-term transportation from Catarina to the Raptor processing plant (expected completion April 2017) Capacity of 200 MMcf/d; readily expandable to 260 MMcf/d without compression 15-year gathering agreement with SN 5-year minimum volume commitment Catarina acreage dedication Carnero Gas Gathering Asset Strategic Location Asset Overview